UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 30, 2018

BOXSCORE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-165972	22-3956444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1080 N. Batavia Street, Suite A
Orange, California Orange, California		92867
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (855) 558-8363

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

BoxScore Brands, Inc.

November 30, 2018

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 3, 2018, Michael T. Carroll was appointed to be the President, Chief Executive Officer and Chief Financial Officer of BoxScore Brands, Inc. (the “Company”).

Mr. Carroll, age 40, was employed by MediumRare, Inc., a consumer products and manufacturing company, from October 2006 to March 2015. Simultaneously with his employment at MediumRare, from August 2014 to present, Mr. Carroll was a business and marketing consultant with variety of business clients.

Mr. Carroll began working in the financial services sector, first as a sales associate at Donaldson, Lufkin & Jenrette from May 2000 to November 2000, and Credit Suisse Group from November 2000 to May 2005, then as a financial advisor at Citigroup-Smith Barney from May 2005 to October 2006.

Mr. Carroll earned an M.B.A. in financial management from Pace University’s Lubin School of Business and an M.S. degree in accountancy from the University of Phoenix.

As part of Mr. Carroll’s compensation as the Company’s President, Chief Executive Officer and Chief Financial Officer, the Board of Directors of the Company awarded Mr. Carroll warrants to purchase 3,000,000 shares of the Company’s common stock at $0.07_ per share for five years, vesting in equal monthly installments over a two-year period.

Mr. Carroll has not previously engaged in a related party transaction with the Company at any time, and there are no family relationships between Mr. Carroll and any of the Company’s other executive officers or directors.

In connection with Mr. Carroll’s appointment, David E. Graber resigned as the Company’s President, Chief Executive Officer, Chief Financial Officer and a Director effective November 30, 2018. Additionally, Pamela Evans resigned as a Director of the Company effective November 30, 2018. There were no disagreements or disputes with the Company concerning their resignations.

In addition, to fill a vacancy on the Company’s Board of Directors, the Board elected Jared I. Levinthal, age 46, as a Director of the Company. Jared I. Levinthal, Esq., is a Principal with Levinthal Wilkins, PLLC in Houston, TX. Mr. Levinthal is a 1997 graduate, with Honors, of the University of Texas School of Law. Mr. Levinthal is a 1994 graduate of Tulane University with a BA, and is a member of the Texas Bar.

Lastly, the Board granted Mr. Levinthal 300,000 shares of restricted common stock for his service to the Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(a)          Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description
99.1	Press Release issued by BoxScore Brands, Inc. on December 4, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXSCORE BRANDS, INC.

Date: December 4, 2018	By:	/s/ Michael T. Carroll
Michael T. Carroll
President, Chief Executive Officer and Chief Financial Officer

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